UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 21, 2008 (April 21, 2008)

TRANSOCEAN INC.

(Exact name of registrant as specified in its charter)

Cayman Islands	333-75899	66-0582307
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 Greenway Plaza Houston, Texas	77046
(Address of principal executive offices)	(zip code)

70 Harbour Drive Grand Cayman, Cayman Islands	KY1-1003
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (713) 232-7500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On April 21, 2008, Jon A. Marshall, President and Chief Operating Officer of Transocean Inc. (the “Company”) notified the Company of his intention to retire. Mr. Marshall will resign as President and Chief Operating Officer effective May 1, 2008 to devote more time to his family. Mr. Marshall will continue to serve as a director of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSOCEAN INC.

Date: April 21, 2008	By	/s/ Eric B. Brown
Eric B. Brown,
Senior Vice President and General Counsel